Exhibit 99.2
1Q08 SUPPLEMENTAL INFORMATION

CORPORAT E INVESTMEN T FINANCIAL PORTFOLIO GLOSSARY Corporate Profile | 2 Analyst Coverage | 4 Investor Relations Contacts | 4 Forward-Looking Statements and Risk Factors | 5 Consolidated Balance Sheets (Unaudited) | 6 Consolidated Statements of Income (Unaudited) | 7 Funds from Operations Reconciliation | 8 Funds Available for Distribution Reconciliation | 9 EBITDA Reconciliation | 10 Net Operating Income Reconciliation | 11 Outlook Reconciliation | 12 Revenue and Lease Maturity | 13 Debt Maturities and Principal Payments | 14 Fixed and Floating Rate Debt | 14 Current Capitalization | 15 Gross Investment Activity | 16 Net Investment Activity | 16 Investment Timing | 17 Disposition Activity | 17 Discontinued Operations | 17 Portfolio Composition | 18 Investment Metrics | 18 Portfolio Concentration | 19 MSA Concentration | 20 Portfolio Performance | 21 Portfolio Performance - Independent Living/CCRC | 22 Portfolio Performance - Assisted Living | 23 Portfolio Performance - Skilled Nursing | 24 Portfolio Performance - Specialty Care | 25 Portfolio Composition - Medical Office Buildings | 26 Portfolio Performance - Medical Office Buildings | 26 Portfolio Concentration - Medical Office Buildings | 27 Development Activity | 28 Development Funding Projections | 28 Development Project Conversion Estimates | 29 Unstabilized Concentration | 29 Glossary | 30 Supplemental Reporting Measures | 34 TABLE OF CONTENTS

HEALTH CARE REIT, INC. an equity real estate investment trust ("REIT") with an enterprise value of $7.1 billion, invests in health care real estate including independent living, assisted living and skilled nursing facilities, continuing care retirement communities, hospitals and medical office buildings. The company's full service platform also offers property management and development services to its customers. Founded in 1970, the company was the first REIT to invest exclusively in health care properties. DATA AS OF 3/31/08 NYSE: HCN ENTERPRISE VALUE: $7.1 BILLION INVESTMENT CONCENTRATION* CLOSING PRICE: $45.13 GROSS REAL ESTATE ASSETS: $5.7 BILLION OWNED ASSETS: 92% 52 WEEK HI/LO: $46.55/$35.08 DEBT TO MARKET CAPITALIZATION: 39% TOP 5 CUSTOMERS: 27% DIVIDEND/YIELD: $2.72/6.03% DEBT TO BOOK CAPITALIZATION: 52% TOP 5 STATES: 48% SHARES OUTSTANDING: 89.2 MILLION SENIOR DEBT RATINGS: Baa2/BBB-/BBB *% of total investments FULL SERVICE PLATFORM Health Care REIT provides senior housing operators and health care systems with a single source for facility planning, design and turn-key development, property management and monetization or expansion of existing real estate. By extending successful relationship investment programs to health care systems across higher acuity asset classes, the company has significantly increased potential investment opportunities. PIPELINE FOR GROWTH The company establishes relationships with growing operators and health care systems and invests in real estate to fuel the company's growth cycle. These relationship investment programs have generated a current pipeline of $3 billion in health care real estate development and acquisition opportunities. As the company replicates these programs across higher acuity asset classes, the investment pipeline should further increase. *represents projected future funding for projects underway as of 3/31/08. *based on mid-point of HCN 2008 net investment guidance of $700 million to $1.1 billion CORPORATE 2

SECURE AND GROWING DIVIDEND Health Care REIT maintains a commitment to investment grade ratings, conservative balance sheet management and underwriting, asset and property management protocols that ensure prudent investments and proactive management over the life of its long-term leases. The company has declared 148 consecutive quarterly dividends during its 38-year history and remains focused on delivering attractive stockholder returns. RELATIONSHIP FOCUSED, LONG-TERM STRATEGY With 67 operators and over 800 medical office tenants in 38 states, the company strives to provide each customer with the highest quality of service and attention to detail. Throughout the company's 38-year history, it has been a steady long-term capital provider to senior housing and health care systems throughout all market cycles. The relationship approach enables the company to partner with the best regionally focused operators and health systems and help them grow profitably while concentrating on what they do best - provide quality care to patients and residents. SPEED AND CERTAINTY OF EXECUTION Health Care REIT's experience and knowledge enable investment decisions within days, rather than weeks or months. The company has accessed over $3.2 billion in capital in the last five years, including $894 million in 2007 and $143 million in the first quarter of 2008. The company's $1.15 billion line of credit ensures new investments will be funded on time. CORPORATE 3 71 74 77 80 83 86 89 92 95 98 01 04 08 71 74 77 80 83 86 89 92 95 98 01 04 08 *value of $10,000 investment made 6/30/1971, assuming reinvestment of dividends. TOTAL RETURNS* *includes reinvestment of dividends *adjusted for stock splits. * 9.1% 19.5% 19.0% 14.2% 14.5% 16.5% 1 year 3 years 5 years 10 years 20 years Since inception

ANALYST COVERAGE Bank of America Securities LLC BMO Capital Markets Corp. Cantor Fitzgerald Deutsche Bank Securities Inc. Green Street Advisors, Inc. KeyBanc Capital Markets Merrill Lynch Morgan Keegan & Co., Inc. Raymond James & Associates, Inc. Stifel Nicolaus & Company, Inc. UBS Securities INVESTOR RELATIONS ANALYST / INVESTOR CONTACT Scott A. Estes SVP & CFO sestes@hcreit.com Michael A. Crabtree VP & Treasurer mcrabtree@hcreit.com GENERAL INQUIRIES Erin C. Ibele SVP-Administration & Corporate Secretary info@hcreit.com CORPORATE 4 George L. Chapman CEO & Chairman Mr. Chapman is currently Chairman and Chief Executive Officer of the company, positions he has held since October 1996, and served as President of the company from September 1995 to May 2002. From January 1992 to September 1995, he served as Executive Vice President and General Counsel of the company. Raymond W. Braun President Mr. Braun has served as President of the company since May 2002 and served as Chief Financial Officer of the company from July 2000 to March 2006. Since January 1993, Mr. Braun has served in various capacities, including Chief Operating Officer, Executive Vice President, Assistant Vice President and Assistant General Counsel of the company. Scott A, Estes SVP & CFO Mr. Estes has served as Senior Vice President and Chief Financial Officer of the company since March 2006 and served as Vice President of Finance of the company from April 2003 to March 2006. From January 2000 to April 2003, Mr. Estes served as a Senior Equity Analyst and Vice President with Deutsche Bank Securities. From January 1998 to December 1999, Mr. Estes served as a Senior Equity Analyst and Vice President with Bank of America Securities.

CORPORATE 5 Forward-Looking Statements and Risk Factors This document may contain "forward-looking" statements as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements concern and are based upon, among other things, the possible expansion of the company's portfolio; the sale of properties; the performance of its operators and properties; its occupancy rates; its ability to acquire or develop properties; its ability to manage properties; its ability to enter into agreements with new viable tenants for vacant space or for properties that the company takes back from financially troubled tenants, if any; its ability to make distributions; its policies and plans regarding investments, financings and other matters; its tax status as a real estate investment trust; its ability to appropriately balance the use of debt and equity; its ability to access capital markets or other sources of funds; its critical accounting policies; and its ability to meet its earnings guidance. When the company uses words such as "may," "will," "intend," "should," "believe," "expect," "anticipate," "project," "estimate" or similar expressions, it is making forward-looking statements. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties. The company's expected results may not be achieved, and actual results may differ materially from expectations. This may be a result of various factors, including, but not limited to: the status of the economy; the status of capital markets, including prevailing interest rates; issues facing the health care industry, including compliance with, and changes to, regulations and payment policies, responding to government investigations and punitive settlements and operators'/tenants' difficulty in cost-effectively obtaining and maintaining adequate liability and other insurance; changes in financing terms; competition within the health care and senior housing industries; negative developments in the operating results or financial condition of operators/tenants, including, but not limited to, their ability to pay rent and repay loans; the company's ability to transition or sell facilities with profitable results; the failure to make new investments as and when anticipated; the failure of closings to occur as and when anticipated; acts of God affecting the company's properties; the company's ability to re-lease space at similar rates as vacancies occur; the company's ability to timely reinvest sale proceeds at similar rates to assets sold; operator/tenant bankruptcies or insolvencies; government regulations affecting Medicare and Medicaid reimbursement rates and operational requirements; liability or contract claims by or against operators/tenants; unanticipated difficulties and/or expenditures relating to future acquisitions; environmental laws affecting the company's properties; changes in rules or practices governing the company's financial reporting; and legal and operational matters, including real estate investment trust qualification and key management personnel recruitment and retention. Finally, the company assumes no obligation to update or revise any forward-looking statements or to update the reasons why actual results could differ from those projected in any forward-looking statements.

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PORTFOLIO 18

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PORTFOLIO 22 Same Store Stable (15 properties)

PORTFOLIO 23 Same Store Stable (165 properties)

PORTFOLIO 24 Same Store Stable (185 properties)

PORTFOLIO 25 Same Store Stable (11 properties)

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GLOSSARY 30 Age: Current year, less the year built, adjusted for major renovations. Assisted Living: Assisted living facilities are state regulated rental properties that provide the same services as independent living facilities, but also provide supportive care from trained employees to residents who require assistance with activities of daily living, including management of medications, bathing, dressing, toileting, ambulating and eating. CAMF: Coverage after management fees represents the ratio of EBITDAR to contractual rent for leases or interest and principal payments for loans. CAMF is a measure of a property's ability to generate sufficient cash flows for the operator/borrower to pay rent and meet other obligations. The coverage shown excludes properties that are unstabilized, closed or for which data is not available or meaningful. Cap-ex, Tenant Improvements, Leasing Commissions: Represents amounts paid in cash for: 1) recurring and non-recurring capital expenditures required to maintain and re-tenant our properties, 2) second generation tenant improvements and 3) leasing commissions paid to third party leasing agents to secure new tenants. CBMF: Coverage before management fees represents the ratio of EBITDARM to contractual rent for leases or interest and principal payments for loans. CBMF is a measure of a property's ability to generate sufficient cash flows for the operator/borrower to pay rent and meet other obligations, assuming that management fees are not paid. The coverage shown excludes properties that are unstabilized, closed or for which data is not available or meaningful. CCRC: Continuing care retirement communities include a combination of detached homes, an independent living facility, an assisted living facility and/or a skilled nursing facility on one campus. Resident payment plans vary, but can include entrance fees, condominium fees and rental fees. Many of these communities also charge monthly maintenance fees in exchange for a living unit, meals and some health services. Combination: A property that offers two or more levels of care (i.e. independent living, assisted living, dementia and skilled nursing), but does not meet the definition of a CCRC. Committed Balance: Represents investment balance plus unfunded construction commitments for which initial funding has commenced. Construction Conversion: Represents completed construction projects that were placed into service and began earning rent. Dementia Care: Certain assisted living facilities may include state licensed settings that specialize in caring for those afflicted with Alzheimer's disease and/or similar forms of dementia.

EBITDAR: Earnings before interest, taxes, depreciation, amortization and rent. Management fees are imputed at 5% of revenues for independent living, assisted living, skilled nursing and CCRCs and at 3% for specialty care which the company believes represent typical management fees. The company uses unaudited, periodic financial information provided solely by tenants/borrowers to calculate EBITDAR and has not independently verified the information. EBITDAR is used to calculate CAMF. EBITDARM: Earnings before interest, taxes, depreciation, amortization, rent and management fees. The company uses unaudited, periodic financial information provided solely by tenants/borrowers to calculate EBITDARM and has not independently verified the information. EBITDARM is used to calculate CBMF. Entrance Fee: A property where the resident pays a substantial upfront fee and an ongoing monthly service fee for the right to occupy a unit. Typically, a portion of the upfront fee is refundable. Expense per Occupied Unit: Represents the ratio of revenue less EBITDARM to occupied units based on the most recent quarter of available data and excludes properties that are unstabilized, closed, or for which data is not available or meaningful. The company uses unaudited, periodic financial information provided solely by tenants/borrowers to calculate expense per occupied unit and has not independently verified the information. Freestanding: A property that offers one level of service. Independent Living: Independent living facilities are age-restricted multi-family properties with central dining facilities that provide residents access to meals and other services such as housekeeping, linen service, transportation and social and recreational activities. Initial Cash Yield: Represents annualized contractual income to be received in cash at date of investment divided by investment amount. Investment Amount: Acquisitions - Represents purchase price. New loans - Represents face amount of new loan. Construction conversion - Represents book balance converted from CIP to real property upon completion. Capital improvements to existing properties - Represents cash funded to tenants under an existing lease agreement. Loan advances - Represents cash funded to operators under an existing loan agreement. Investment Balance: Represents net book value of real estate investments as reflected on the company's balance sheet. GLOSSARY 31

Medical Office: Medical office buildings are office and clinic facilities, often located near hospitals or on hospital campuses, specifically constructed and designed for use by physicians and other health care personnel to provide services to their patients. They may also include ambulatory surgery centers that are used for general or specialty surgical procedures not requiring an overnight stay in a hospital. Medical office buildings typically contain sole and group physician practices and may provide laboratory and other patient services. Metropolitan Statistical Area: Metropolitan statistical areas are geographic entities defined by the U.S. Office of Management and Budget (OMB) for use by Federal statistical agencies in collecting, tabulating and publishing Federal statistics. The NIC MAP(tm) Data and Analysis Service provides revenue, supply and demographic information for the IL/CCRC, assisted living, and skilled nursing service types and commonly aggregates the information for the top 31, top 75 and top 100 MSAs. The company provides investment balance information in the same categories as another measure of geographic concentration. Occupancy: Medical office occupancy represents the percentage of total rentable square feet leased and occupied, including month-to-month leases, as of the date reported. Occupancy for all other property types represents average quarterly operating occupancy based on the most recent quarter of available data and excludes properties that are unstabilized, closed or for which data is not available or meaningful. The company uses unaudited, periodic financial information provided solely by tenants/borrowers to calculate occupancy and has not independently verified the information. Off Campus: Properties that are neither on campus nor off campus affiliated. Off Campus-Affiliated: Properties not on campus are considered affiliated with a hospital or health system if one or more of the following conditions are met: 1) a ground lease is maintained with a hospital or system entity; 2) a master lease is maintained with a hospital or system entity; 3) significant square footage is leased to a hospital or system entity; 4) the property includes an ambulatory surgery center with a hospital partnership interest. On Campus: Properties are considered on campus if one or more of the following criteria are met: 1) the land parcel is contained within the physical boundaries of a hospital campus; 2) the land parcel is located adjacent to the campus; or 3) the building is physically connected to the hospital regardless of the land ownership structure. Region Definitions: Eight divisions as established by the Census Bureau. New England - Connecticut , Maine , Massachusetts, New Hampshire, Rhode Island, Vermont. Middle Atlantic - New Jersey, New York, Pennsylvania. East North Central - Indiana, Illinois, Michigan, Ohio, Wisconsin. West North Central - Iowa, Kansas, Minnesota, Missouri, Nebraska, North Dakota, South Dakota. South Atlantic - Delaware, District of Columbia, Florida, Georgia, Maryland, North Carolina, South Carolina, Virginia, West Virginia. East South Central - Alabama, Kentucky, Mississippi, Tennessee. West South Central - Arkansas, Louisiana, Oklahoma, Texas. Mountain - Arizona, Colorado, Idaho, New Mexico, Montana, Utah, Nevada, Wyoming. Pacific - Alaska, California, Hawaii, Oregon, Washington. .. GLOSSARY 32

Renewal Rate: The ratio of total square feet expiring and available for lease to total renewed square feet. Renewed Square Feet: Square feet expiring during the reporting period upon which a lease is executed by the current occupant. Rental: A property where the resident pays a monthly market rate for the level of care provided, but is not required to pay a substantial upfront fee. Revenue per Occupied Unit: Represents the ratio of total revenue to occupied units based on the most recent quarter of available data and excludes properties that are unstabilized, closed, or for which data is not available or meaningful. The company uses unaudited, periodic financial information provided solely by tenants/borrowers to calculate revenue per occupied unit and has not independently verified the information. Same Store: For the medical office building portfolio, same store is defined as those properties in the portfolio as of October 1, 2007. For all other property types, same store is defined as those properties in the stable portfolio for the 24 months preceding the end of the portfolio performance reporting period. Skilled Nursing: Skilled nursing facilities are licensed daily rate or rental properties where the majority of individuals require 24-hour nursing and/or medical care. Generally, these properties are licensed for Medicaid and/or Medicare reimbursement. Specialty Care: Specialty care facilities generally include acute care hospitals, long-term acute care hospitals and other specialty care facilities. Acute care hospitals provide a wide range of inpatient and outpatient services, including, but not limited to, surgery, rehabilitation, therapy and clinical laboratories. Long-term acute care hospitals provide inpatient services for patients with complex medical conditions who require more intensive care, monitoring or emergency support than that available in most skilled nursing facilities. Other specialty care facilities typically provide specialized inpatient and outpatient care for specific illnesses or diseases, including, among others, orthopedic and neurologic care. Square Feet: Net rentable square feet calculated utilizing Building Owners and Managers Association measurement standards. Stable: A facility will enter the stable portfolio after it has generated CAMF of 1.10x or greater for three consecutive months. Additionally, a facility will enter the stable portfolio if a facility fails to meet the above criteria in the 12 months following the budgeted stabilization date. Unstabilized: An acquisition that does not meet the stable criteria upon closing or a construction property that has opened but not yet reached stabilization. Yield on Sale: Represents annualized contractual income that was being received in cash at date of disposition divided by disposition cash proceeds. GLOSSARY 33

The company believes that net income available to common stockholders (NICS), as defined by U.S. generally accepted accounting principles (U.S. GAAP), is the most appropriate earnings measurement. However, the company considers funds from operations (FFO) and funds available for distribution (FAD) to be useful supplemental measures of its operating performance. Historical cost accounting for real estate assets in accordance with U.S. GAAP implicitly assumes that the value of real estate assets diminishes predictably over time as evidenced by the provision for depreciation. However, since real estate values have historically risen or fallen with market conditions, many industry investors and analysts have considered presentations of operating results for real estate companies that use historical cost accounting to be insufficient. In response, the National Association of Real Estate Investment Trusts (NAREIT) created FFO as a supplemental measure of operating performance for REITs that excludes historical cost depreciation from net income. FFO, as defined by NAREIT, means net income, computed in accordance with U.S. GAAP, excluding gains (or losses) from sales of real estate, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Normalized FFO represents FFO adjusted for unusual and non-recurring items. FAD represents FFO excluding the net straight-line rental adjustments, rental income related to above/below market leases and amortization of deferred loan expenses and less cash used to fund capital expenditures, tenant improvements and lease commissions. Normalized FAD represents FAD excluding prepaid/straight-line rent cash receipts and adjusted for unusual and non-recurring items. EBITDA stands for earnings before interest, taxes, depreciation and amortization. The company believes that EBITDA, along with net income and cash flow provided from operating activities, is an important supplemental measure because it provides additional information to assess and evaluate the performance of its operations. Additionally, restrictive covenants in the company's long-term debt arrangements contain financial ratios based on EBITDA. Adjusted EBITDA represents EBITDA as adjusted for stock-based compensation expenses and the provision for loan losses pursuant to covenant provisions of our unsecured lines of credit arrangements. The company primarily utilizes EBITDA to measure its interest coverage ratio, which represents EBITDA divided by total interest, and its fixed charge coverage ratio, which represents EBITDA divided by fixed charges. Fixed charges include total interest, secured debt principal amortization and preferred stock dividends. Net operating income (NOI) is used to evaluate the operating performance of the company's properties. The company defines NOI as total revenues, including tenant reimbursements and discontinued operations, less property operating expenses, which exclude depreciation and amortization, general and administrative expenses, impairments and interest expense. The company believes NOI provides investors relevant and useful information because it measures the operating performance of the company's properties at the property level on an unleveraged basis. The company uses NOI to make decisions about resource allocations and to assess the property level performance. The company's supplemental reporting measures are financial measures that are widely used by investors, equity and debt analysts and rating agencies in the valuation, comparison, rating and investment recommendations of companies. The company's management uses these financial measures to facilitate internal and external comparisons to historical operating results and in making operating decisions. Additionally, they are utilized by the Board of Directors to evaluate management. The supplemental reporting measures do not represent net income or cash flow provided from operating activities as determined in accordance with U.S. GAAP and should not be considered as alternative measures of profitability or liquidity. Finally, the supplemental reporting measures, as defined by the company, may not be comparable to similarly entitled items reported by other real estate investment trusts or other companies. 34 SUPPLEMENTAL REPORTING MEASURES 34

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HEALTH CARE REIT, INC. One SeaGate, Suite 1500 P. O. Box 1475 Toledo, OH 43603-1475 419.247.2800 main 419.247.2826 fax www.hcreit.com